BTS TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2024

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.2%
	FIXED INCOME - 99.2%
169,422	iShares Broad USD High Yield Corporate Bond ETF	$ 6,378,738
130,479	SPDR Bloomberg High Yield Bond ETF	12,759,541
1,176,134	Xtrackers USD High Yield Corporate Bond ETF	43,422,868
	TOTAL EXCHANGE-TRADED FUNDS (Cost $58,492,683)	62,561,147

	SHORT-TERM INVESTMENT - 0.9%
	MONEY MARKET FUND - 0.9%
596,944	Fidelity Investments Money Market Government Portfolio - Class I, 4.83% (Cost $596,944)(a)	596,944

	TOTAL INVESTMENTS - 100.1% (Cost $59,089,627)	$ 63,158,091
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(67,089)
	NET ASSETS - 100.0%	$ 63,091,002

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt
(a)	Rate disclosed is the seven day effective yield as of September 30, 2024.